Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
The Company computes its provision for income taxes by applying the estimated annual effective tax rate to year-to-date
income from recurring operations and adjusts the provision for discrete tax items recorded in the period.
The Company had no income tax expense for either the three or nine months ended September 30, 2025 or for the three and nine months ended September 30, 2024, income tax expense was primarily attributable to the valuation allowance established against U.S. federal and state deferred income tax assets.

15. Income Taxes
The components of income before taxes are as follows for the years ended December 31:

	2024	2023
United States	$(231,133)	$(135,457)
International	—	—

Loss before income taxes	$(231,133)	$(135,457)

The provision for income tax using statutory U.S. federal tax rate of 21% is reconciled to the Company’s effective tax rate as follows as of December 31:

	2024	2023
Income tax provision at statutory rate	21.0%	21.0%
State income taxes	3.3%	4.5%
Tax rate change	(0.9%)	—
Other	0.0%	(1.4%)
Prior year true-ups	0.6%	—
Permanent items	(0.2%)	(0.5%)
Change in valuation allowance	(23.8%)	(23.6%)

Effective income tax rate	0.0%	0.0%

Temporary differences and carryforwards that gave rise to significant portions of deferred taxes were as follows as of December 31:

	2024	2023
Deferred Tax assets:
Net operating loss	$(120,090)	$85,484
Credit	2,875	2,691
Capitalized research costs	56,007	34,865
Intangibles	3,912	4,500
Stock-based compensation	586	148
Deferred lease liability	4,267	6,223
Accruals and reserves	3,944	1,652
Fixed assets	—	—
Deferred revenue	7,865	10,412
Other	3,212	1,406

Gross deferred tax assets	202,758	147,381
Valuation allowance	(194,556)	(139,700)

Total deferred tax assets	$8,202	$7,681

Deferred tax liabilities:
ROU asset	$(3,453)	$(6,178)
Fixed asset	(4,659)	(1,503)

Total deferred tax assets	$(8,202)	$(7,681)

Net deferred tax assets	$—	$—

For the year ended December 31, 2024, the Company had no income tax expense. The difference between the Company’s effective tax rate and the statutory rate is primarily driven by the valuation allowance established against U.S. federal and state deferred income tax assets.
ASC 740 requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is more likely than not. Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided for a full net valuation allowance.
Management regularly assesses the ability to realize deferred tax assets recorded based upon the weight of available evidence, including such factors as recent earnings history and expected future taxable income on a jurisdiction-by-jurisdiction
basis. In the event that the Company changes its determination as to the amount of realizable deferred tax assets, the Company will adjust its valuation allowance with a corresponding impact to the provision for income taxes in the period in which such determination is made. The Company’s management believes that, based on a number of factors, it is more likely than not, that all or some portion of the deferred tax assets will not be realized; and accordingly, for the year ended December 31, 2024, the Company has provided a valuation allowance against the Company’s U.S. net deferred tax assets. The net change in the valuation allowance for the year ended December 31, 2024 was an increase of $54.9 million.
As of December 31, 2024, the Company had net operating loss carryforwards for U.S federal income tax purposes of $511.6 million, all of which have an indefinite carryforward period except for $5.2 million that will expire in 2037. Further, the Company has state net operating loss carryforwards of $188.6 million that expire on various dates starting 2039.

As of December 31, 2024, the Company had federal research credit carryforwards of approximately $4.8 million. The federal research credit carryforwards will begin to expire in 2037.
The Internal Revenue Code of 1986, as amended, imposes restrictions on the utilization of net operating losses in the event of an “ownership change” of a corporation. Accordingly, the Company’s ability to use net operating losses may be limited as prescribed under Internal Revenue Code Section 382 (“IRC Section 382”). Events which may cause limitations in the amount of the net operating losses that the Company may use in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. Utilization of the federal and state net operating losses may be subject to substantial annual limitation due to the ownership change limitations provided by the IRC Section 382 and similar state provisions.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2024	2023
Balance at January 1	$2,100	$2,100
Additions based on tax positions related to the current Year	—	—
Changes for tax positions of prior years	—	—
Reductions as a result of a lapse of applicable statute of Limitations	—	—
Settlements	—	—

Balance at December 31	$2,100	$2,100

The total amount of gross unrecognized tax benefits was $2.1 million as of both December 31, 2024 and 2023. There were no interest and penalties as of both December 31, 2024 and 2023. As of December 31, 2024, $0.2 million of the total unrecognized tax benefits, if recognized, would have an impact on the Company’s effective tax rate. The Company estimates that there will be no material changes in its uncertain tax positions in the next 12 months.
The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.
The Company files income tax returns in the U.S. federal, various state, and foreign jurisdictions with varying statutes of limitations. The Company is generally no longer subject to tax examinations for years prior to 2021 for federal purposes and 2020 for state purposes, except in certain limited circumstances.